November 2023 Q3 2023 Financial Results Webcast & Call

© Copyright 2023, Bionano Genomics, Inc. Legal Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan," anticipate,” “estimate,” “intend,” “should,” “believe,” “would,” “could,” “potential,” “outlook,” “guidance,” “goal” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances and the negatives thereof) convey uncertainty of future events or outcomes and are intended to identify these forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: (i) growth drivers and expected levels of our organic growth, including anticipated growth of installed base; (ii) the impact of our investment in R&D and commercial and educational initiatives, including timely and successful launch of our next-gen OGM system and the timing of our planned product developments and clinical study results and milestones; (iii) anticipated goals and milestones, including the 2023 ELEVATE! strategy, our anticipated 2023 milestones, and our 4 Strategic Pillars; (iv) our ability to stay in front of competitors' improvements in technologies; (v) our estimates of anticipated market opportunity and underlying assumptions; (vi) our quarterly and annual revenue outlook; (vii) the anticipated benefits and ultimate success of our collaborations; and (viii) other statements that are not historical facts. Each of these forward-looking statements involves risks and uncertainties. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include the risks and uncertainties associated with: (i) the impact of global and macroeconomic events, such as recent and potential future bank failures, and the ongoing Ukraine-Russia and Israel-Hamas conflicts and related sanctions, on our business and the global economy; (ii) challenges inherent in developing, manufacturing and commercializing products; (iii) our ability to further deploy new products and applications and expand the markets for our technology platforms; (iv) third parties’ abilities to manufacture our instruments and consumables; (v) our expectations and beliefs regarding future growth of the business and the markets in which we operate; (vi) the accuracy of our estimates; (vii) our ability to fund our operations and continue as a "going concern"; (viii) the completion and success of our clinical studies; (ix) the timing and mix of customer orders among our products; (x) the success of products competitive with our own; (xi) our ability to integrate our recently acquired business into our strategic plan; (xii) changes in our strategic and commercial plans; and (xiii) the application of generally accepted accounting principles which are highly complex and involve many subjective assumptions. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. More information about these and other statements, risks and uncertainties is contained in our filings with the U.S. Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2022 and in other filings subsequently made by us with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise except as required by law.

© Copyright 2023, Bionano Genomics, Inc. Non-GAAP Financial Measures To supplement Bionano’s financial results reported in accordance with U.S. generally accepted accounting principles (GAAP), the Company has provided non-GAAP gross margin and non-GAAP operating expense in this presentation, which are non-GAAP financial measures. Non-GAAP operating expense excludes from GAAP reported operating expense the following components as detailed in the reconciliation table accompanying this presentation: impairment charge, stock-based compensation, amortization of intangibles, financing charges and change in fair value of contingent consideration. Non-GAAP gross margin excludes from GAAP reported gross margin stock-based compensation as detailed in the reconciliation table accompanying this presentation. Bionano believes that non-GAAP gross margin and non-GAAP operating expense are useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. Bionano uses non-GAAP gross margin and non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis of its operating performance in order to understand, manage and evaluate its business and to make operating decisions. Accordingly, Bionano believes these measures allow for greater transparency with respect to key financial metrics it uses in assessing its own operating performance and making operating decisions. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future, there may be other items that the Company may exclude for purposes of its non-GAAP financial measures; and the Company may in the future cease to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by Bionano in this presentation and the accompanying reconciliation table have limits in its usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. For a reconciliation of non-GAAP gross margin and non-GAAP operating expense to gross margin and operating expense reported in accordance with GAAP, please refer to the financial tables accompanying this presentation.

© 2023, Bionano Genomics, Inc. 4 Corporate Updates • Appointed Gülsen Kama as the company’s chief financial officer (CFO), effective September 11, 2023 • Company took significant steps to reduce operating expenses and extend cash runway, in an effort to shorten the path toward profitability

© Copyright 2023, Bionano Genomics, Inc. 5 Q3 2023 Business Highlights • Revenues of $9.3M (+29% vs Q3’22) • GAAP gross margin of 30%*; non-GAAP gross margin 32%* • GAAP OpEx $116M; non-GAAP OpEx $31.8M • $33.6M trailing 12-month revenue • FY 23 revenue guidance: $35 – 38M • 6,176 flow cells sold (+55% vs Q3’22) • 301 Saphyr® systems installed +20 systems Q/Q (+39% vs Q3’22) $63.6M Cash, Cash Equivalents, and Available-for-Sale Securities at End Q3 2023 *percentage is a % of revenue Q3 23 Revenue: $9.3M R ev en ue $ M O G M Installed B ase

© Copyright 2023, Bionano Genomics, Inc. Accelerate Revenue Growth and Operate Efficiently to Achieve Profitability 1 2 Expand global adoption and utilization of OGM in hematologic malignancies, cell & gene therapy and rare diseases with a robust end-to-end workflow for efficient detection, analysis and reporting of structural variants 3 4 Obtain regulatory clearances in the US and EU to make adoption of OGM easier for labs that require such clearances Clear the path for value-based reimbursement of OGM and inclusion of OGM analysis into medical society guidelines by addressing the need for large data sets showing clinical and health economic value of OGM Drive operational efficiency to shorten path to profitability ELEVATE

ELEVATE! Anticipated Milestones

2023

1H	2H

1H

Planned Product Developments
- ✓ Commercial version of high throughput OGM system in the field
- ✓ Commercial release of VIA™ software for OGM heme
- • Launch high throughput compute solution for OGM, developed in collaboration with NVIDIA
- ✓ Bionano Laboratories to launch laboratory developed tests for constitutional genetic disease

Clinical Studies
- ✓ Peer reviewed postnatal interim publication
- ✓ Receive IRB approval for solid tumor study

2H

Reimbursement
- • Submit LCD dossier for OGM coverage to Medicare

Expand OGM Installed Base
- • Installed base of 325 OGM systems

Planned Product & Regulatory Developments
- • Commercial release of VIA for whole genome/constitutional disease
- ✓ Preliminary pre-submission discussion with FDA
- • Pre-commercial version of OGM kits for Ionic in the field
- ✓ CAP inspection for accreditation of Bionano Laboratories

Clinical Studies
- ✓ Complete enrollment of prenatal study, 60% complete data collection
- ✓ Complete 50% of heme study enrollment
- • Interim publications on prenatal and heme studies




VIA



bionano
© Copyright 2023, Bionano Genomics, Inc.
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© Copyright 2023, Bionano Genomics, Inc. 8 Bionano Genomics, Inc. Reconciliation of GAAP Operating Expense to Non-GAAP Operating Expense (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 GAAP gross margin: GAAP revenue $ 9,318,000 $ 7,221,000 $ 25,395,000 $ 19,587,000 GAAP cost of revenue 6,569,000 5,412,000 18,267,000 15,447,000 GAAP gross profit 2,749,000 1,809,000 7,128,000 4,140,000 GAAP gross margin % 30% 25% 28% 21 % Adjusted non-GAAP gross margin: GAAP revenue $ 9,318,000 $ 7,221,000 $ 25,395,000 $ 19,587,000 GAAP cost of revenue 6,569,000 5,412,000 18,267,000 15,447,000 Stock-based compensation expense (187,000) — (531,000) — Adjusted non-GAAP cost of revenue 6,382,000 5,412,000 17,736,000 15,447,000 Adjusted non-GAAP gross profit 2,936,000 1,809,000 7,659,000 4,140,000 Adjusted non-GAAP gross margin % 32% 25% 30% 21 % GAAP operating expense GAAP selling, general and administrative expense $ 24,896,000 $ 21,216,000 $ 77,809,000 $ 63,275,000 Stock-based compensation expense (2,556,000) (2,453,000) (7,368,000) (6,537,000) Intangible asset amortization (1,792,000) (1,419,000) (5,377,000) (4,257,000) Change in fair value of contingent consideration (310,000) (79,000) (2,528,000) (237,000) Transaction related expenses $ (929,000) $ (87,000) $ (929,000) $ (87,000) Adjusted non-GAAP selling, general and administrative expense 19,309,000 17,178,000 61,607,000 52,157,000 GAAP research and development expense $ 13,785,000 $ 12,742,000 $ 42,331,000 $ 35,036,000 Stock-based compensation expense (1,249,000) (3,606,000) (3,907,000) (10,401,000) Adjusted non-GAAP research and development expense 12,536,000 9,136,000 38,424,000 24,635,000 GAAP goodwill impairment loss $ 77,280,000 $ — $ 77,280,000 $ — Goodwill impairment loss $ (77,280,000) $ — $ (77,280,000) $ — Adjusted non-GAAP goodwill impairment loss $ — $ — $ — $ — Total adjusted non-GAAP operating expense $ 31,845,000 $ 26,314,000 $ 100,031,000 $ 76,792,000

Questions & Answers 9 Contact: R. Erik Holmlin CEO eholmlin@bionano.com Gülsen Kama CFO gkama@bionano.com

Thank you.